EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-49135, No. 33-49259, 33-49413 and 33-51139.




                                    ARTHUR ANDERSEN & CO.


New York, N.Y.
March 23, 1994